                                                                    Exhibit 99.1

                       HERCULES REPORTS FOURTH QUARTER AND
                             FULL-YEAR 2002 RESULTS

WILMINGTON, DE, FEBRUARY 13, 2003 . . . Hercules Incorporated (NYSE: HPC) today reported net income for the fourth quarter ended December 31, 2002 of $10 million, or $0.09 per diluted share, which includes after-tax charges of $5 million relating primarily to restructuring. This compares with breakeven earnings for the same period 2001.

Excluding the above restructuring charges and at the federal statutory tax rate (35%), Hercules' continuing businesses(1) had earnings of $16 million or $0.15 per diluted share for the fourth quarter of 2002. Earnings for the fourth quarter 2001, on the same basis and excluding the amortization of goodwill, were breakeven (refer to Table 6 for reconciliation from reported earnings).

Net sales from continuing businesses, for the fourth quarter of 2002 were $423 million, an increase of 6% from the same period last year and a 5% decrease compared to the third quarter 2002. Compared with the fourth quarter 2001, prices declined 1% while volume/mix had a 5% positive impact and rate of exchange had a 2% positive impact.

For the continuing businesses, 2002 total annual net sales increased 2.5% and operating profit increased 85% compared with 2001. "I am proud of our employees and the 2002 results in what continues to be a very challenging environment," said Dr. William H. Joyce, Chairman and Chief Executive Officer. "We made significant progress supporting our customers, lowering our fixed cost structure and improving the overall financial health of the Company. We remained focused on bringing value to our customers, increasing our competitive advantage and delivering significant financial improvement by upgrading operations, primarily through Work Process Redesign."

Dr. Joyce added, "During the fourth quarter, we implemented an additional $30 million of run rate cost savings. This brings our annual run rate savings for the continuing businesses since we began Work Process Redesign to approximately $160 million versus the 2000 baseline - exceeding our goal. The cost savings improvements are reaching the bottom line as evidenced by the significant improvement in margins. In 2002, the EBIT(1) margin was 13.5% and EBITDA(1) margin was 18.8%, which represented 570 basis point and 540 basis point improvements from 2001, respectively."

Interest and debt expense and preferred securities distributions were $32 million in the fourth quarter 2002, a decrease of $24 million compared to the fourth quarter 2001, due to lower outstanding debt balances resulting from asset sales.

As announced on December 20, 2002, the Company successfully completed the refinancing of its existing $200 million senior secured revolving credit facility with a new senior secured credit facility consisting of a 4-year $125 million revolving credit facility and a 4 1/2-year $200 million term loan. A portion of the proceeds from this financing will be used to satisfy the Company's obligations under the $125 million principal amount of the 6.625% senior notes due June 1, 2003.

Capital spending in the fourth quarter was $19 million, bringing 2002 capital spending to $43 million. Cash outflows for restructuring in the fourth quarter were $11 million, bringing 2002 restructuring cash outflows to $39 million. The Company also made a $20 million cash contribution to non-U.S. pension plans in the fourth quarter 2002.

The Company recorded a non-cash, after-tax charge of $354 million to Other Comprehensive Income in the fourth quarter 2002 resulting from the underfunded status of the U.S. and foreign pension plans at year-end. This charge resulted in a negative net worth of $123 million, but does not impact cash flow, earnings or debt covenants.

Fourth quarter 2002 net sales from continuing operations compared to the same period in 2001 increased in all regions except Latin America: up 4% in North America; 11% in Europe; 13% in Asia Pacific; and down 7% in Latin America.

During the fourth quarter, the Company continued to experience an increase in the number of newly filed asbestos claims, with the vast majority of these claims resulting from the filing of a small number of "consolidated" complaints, each of which names large numbers of plaintiffs and defendants, but which provides little information connecting any specific plaintiff's alleged injuries to any specific defendant's products or premises. It is our expectation that the majority of these newly filed claims will be dismissed without payment, but with plaintiffs retaining the right to re-file should they be able to establish exposure to an asbestos-containing product for which the Company bears liability. As we indicated previously, in conjunction with outside advisors, we are studying our asbestos-related exposures, insurance recovery expectations, and reserves on an on-going basis and will make adjustments as appropriate. We believe that we may be in a better position to further refine our analysis of our potential future liability for these exposures prior to the filing of our Form 10K for the year 2002, as more trend data is available on claims, and as our studies progress.

FULL YEAR 2002 OVERVIEW(1)

Excluding divested businesses, net sales in 2002 were $1.705 billion, an increase of 2.5% from 2001.

On a reported basis, 2002 net earnings were a loss of $5.65 per diluted share compared to a 2001 net loss of $0.54 per diluted share. Excluding special charges and at the federal statutory tax rate, pro forma 2002 net earnings were $0.63 per diluted share compared to a 2001 net earnings of $0.04 per diluted share (refer to Table 7 for reconciliation from reported earnings).

On April 29, 2002, the Company completed the sale of its BetzDearborn water treatment business to GE Specialty Materials, a unit of General Electric Company. The paper process chemicals business, approximately one-third of the business originally acquired with BetzDearborn Inc. in 1998, was fully integrated into and remains with the Pulp and Paper Division. The sale price was $1.8 billion in cash, with net after-tax proceeds of approximately $1.7 billion. The proceeds of the divestiture were used to reduce debt.

SEGMENT RESULTS(1)

In the Performance Products segment, (Pulp and Paper, Aqualon), net sales in the fourth quarter grew 5% while profit from operations improved 70% versus the same quarter last year. Net sales were down 5% and profit from operations declined 11% compared to the third quarter 2002.

In the Pulp and Paper Division, net sales grew 6% compared to the fourth quarter last year and decreased 1% compared to the third quarter 2002. Profit from operations improved 63% compared to the same period last year and decreased 4% compared to the third quarter 2002. The sales growth and improvements in profit from operations, versus the comparable period in 2001, were driven by cost reduction and higher volumes partially offset by lower pricing.

Aqualon's net sales increased 2% compared to the fourth quarter 2001 and declined 9% from the third quarter 2002. Profit from operations improved 76% compared to the same period last year and declined 17% compared to the third quarter 2002. The increase in profit from operations compared to the fourth quarter 2001 resulted from lower costs and rate of exchange benefits offset in part by lower prices in some product areas.

In the Engineered Materials and Additives segment (FiberVisions and Pinova), net sales in the quarter increased 14% compared to the fourth quarter 2001. Profit from operations moved from a loss of $2 million in the fourth quarter of 2001 to $3 million in profit in the fourth quarter 2002. Fourth quarter net sales declined 5% and profit from operations decreased 63% compared to the third quarter 2002.

Fourth quarter 2002 net sales for FiberVisions increased 12% and profit from operations increased 200% compared to the same period last year. Compared to the third quarter 2002, net sales declined 2% and profit from operations was flat. Profit from operations improved over the fourth quarter 2002 due to higher volume/mix, lower costs and favorable rate of exchange.

Pinova's net sales increased 22% compared to the same period last year and declined 12% versus the third quarter 2002. Profit from operations increased approximately $3 million compared to the same period last year and decreased roughly $5 million compared to the third quarter of 2002. Profit from operations improved over the same period last year primarily through cost reductions.

OUTLOOK

"We anticipate further growth in EBIT and EBITDA in 2003 although we see little or no evidence that aggregate market conditions are improving," said Dr. Joyce. "Even though the external environment remains weak, the strength of our businesses and the execution in Work Process Redesign and cost reduction should continue to drive our operating results. Our execution and performance in 2002 confirms our confidence that we will deliver higher profits from continuing businesses in 2003.

"Challenges in 2003 include higher post-retirement and insurance costs and uncertain market conditions. In addition, we are forecasting a book tax rate of 38% in 2003 reflecting the absence of special one-time charges. Driving our improvements in earnings in 2003 will be the fully annualized cost savings implemented in 2002 and further reductions in fixed and variable costs, as well as improved sales volumes."

Capital expenditures are estimated to be between $55 and $60 million for 2003.

The Company will maintain its practice of not providing quarterly earnings guidance.

FOURTH QUARTER CONFERENCE CALL

The Company will hold a teleconference for shareholders and analysts on February 13th beginning at 9 AM EST. To participate in the conference call, dial 973-582-2757, 10 to 15 minutes prior to the call.

                                      # # #

Hercules manufactures and markets chemical specialties globally for making a variety of products for home, office and industrial markets. For more information, visit the Hercules website at www.herc.com.

This news release includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on what management believes to be reasonable assumptions. Forward-looking statements may involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from those projected, stated or implied, depending on such factors as: ability to generate cash, ability to raise capital, ability to refinance, the result of the pursuit of strategic alternatives, ability to execute work process redesign and reduce costs, business climate, business performance, economic and competitive uncertainties, higher manufacturing costs, reduced level of customer orders, changes in strategies, risks in developing new products and technologies, environmental and safety regulations and clean-up costs, foreign exchange rates, the impact of changes in the value of pension fund assets and liabilities, adverse legal and regulatory developments, including increases in the number or financial exposures of claims, lawsuits, settlements or judgments, or the inability to eliminate or reduce such financial exposures by collecting indemnity payments from insurers, the impact of increased accruals and reserves for such exposures, and adverse changes in economic and political climates around the world, including terrorist activities and international hostilities. Accordingly, there can be no assurance that the Company will meet future results, performance or achievements expressed or implied by such forward-looking statements. As appropriate, additional factors are contained in other reports filed by the Company with the Securities and Exchange Commission. This paragraph is included to provide safe harbor for forward-looking statements, which are not generally required to be publicly revised as circumstances change, and which the Company does not intend to update.

Media Contact:     John S. Riley     (302) 594-6025

Investor Contact:  Allen A. Spizzo   (302) 594-6491

HERCULES INCORPORATED
CONSOLIDATED STATEMENT OF INCOME

(Dollars in Millions, except per share data)                                                      (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 1
-------                                                                            THREE MONTHS              TWELVE MONTHS
                              AS REPORTED                                          ENDED DEC. 31             ENDED DEC. 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  2002        2001         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Net sales                                                                       $  423      $   397       $ 1,705      $ 1,776
--------------------------------------------------------------------------------------------------------------------------------
Cost of sales                                                                      258          249         1,041        1,133
--------------------------------------------------------------------------------------------------------------------------------
Selling, general and administrative expenses                                        95           99           353          401
--------------------------------------------------------------------------------------------------------------------------------
Research and development                                                            10           12            42           53
--------------------------------------------------------------------------------------------------------------------------------
Goodwill and intangible asset amortization(2)                                        2            5             9           24
--------------------------------------------------------------------------------------------------------------------------------
Other operating expense (income), net                                               11            3            46          (16)
--------------------------------------------------------------------------------------------------------------------------------

Profit from operations                                                              47           29           214          181
--------------------------------------------------------------------------------------------------------------------------------

Interest and debt expense                                                           18           42            96          196
--------------------------------------------------------------------------------------------------------------------------------
Preferred security distributions of subsidiary trusts                               14           14            58           58
--------------------------------------------------------------------------------------------------------------------------------
Other (income) expense, net                                                         (1)           4           115            8
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes & equity income (loss)                            16          (31)          (55)         (81)
--------------------------------------------------------------------------------------------------------------------------------
Provision (benefit) for income taxes                                                 7          (11)           (4)         16
--------------------------------------------------------------------------------------------------------------------------------

Income (loss) before equity income (loss)                                            9          (20)          (51)         (97)
--------------------------------------------------------------------------------------------------------------------------------
Equity in income (loss) of affiliated companies                                      1            1             2           (9)
--------------------------------------------------------------------------------------------------------------------------------
Net income (loss) from continuing operations before discontinued
operations and cumulative effects of change in accounting principle                 10          (19)          (49)        (106)
--------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Net income on discontinued business                                                 --           19            31           48
--------------------------------------------------------------------------------------------------------------------------------
Net loss on disposal of discontinued business                                       --           --          (230)          --
--------------------------------------------------------------------------------------------------------------------------------
Total discontinued operations                                                       --           19          (199)          48
--------------------------------------------------------------------------------------------------------------------------------

Net income (loss) before change in accounting principle                             10           --          (248)         (58)
--------------------------------------------------------------------------------------------------------------------------------

Cumulative effect of change in accounting principle, net of tax                     --           --          (349)          --
--------------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in accounting principle on equity
investment in affiliated company, net of tax                                        --           --           (19)          --
--------------------------------------------------------------------------------------------------------------------------------
Total change in accounting principle                                                --           --          (368)          --
--------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                                   10           --          (616)         (58)
--------------------------------------------------------------------------------------------------------------------------------
BASIC:  EARNINGS (LOSS) PER SHARE:
--------------------------------------------------------------------------------------------------------------------------------
     Continuing operations                                                      $ 0.09      $ (0.18)      $ (0.45)     $ (0.98)
--------------------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                        --      $  0.18       $ (1.83)     $  0.44
--------------------------------------------------------------------------------------------------------------------------------
     Cumulative effect of change in accounting principle                            --           --       $ (3.37)          --
--------------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                          $ 0.09           --       $ (5.65)     $ (0.54)
--------------------------------------------------------------------------------------------------------------------------------
     Weighted average # shares (millions)                                        109.3        108.6         109.1        108.2
--------------------------------------------------------------------------------------------------------------------------------
DILUTED:  EARNINGS (LOSS) PER SHARE:
--------------------------------------------------------------------------------------------------------------------------------
     Continuing operations                                                      $ 0.09      $ (0.18)      $ (0.45)     $ (0.98)
--------------------------------------------------------------------------------------------------------------------------------
     Discontinued operations                                                        --      $  0.18       $ (1.83)     $  0.44
--------------------------------------------------------------------------------------------------------------------------------
     Cumulative effect of change in accounting principle                            --           --       $ (3.37)         --
--------------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                          $ 0.09           --       $ (5.65)     $ (0.54)
--------------------------------------------------------------------------------------------------------------------------------
     Weighted average # shares (millions)                                        109.3        108.8         109.1        108.2
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes & equity income (loss)                        $   16      $   (31)      $   (55)     $   (81)
--------------------------------------------------------------------------------------------------------------------------------
Interest, debt expense and preferred security distributions                         32           56           154          254
--------------------------------------------------------------------------------------------------------------------------------
EBIT                                                                                48           25            99          173
--------------------------------------------------------------------------------------------------------------------------------
Depreciation and amortization(2) (3)                                                23           25            90          112
--------------------------------------------------------------------------------------------------------------------------------

EBITDA(4)                                                                       $   71      $    50       $   189      $   285
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     (continued)

                                                                                                (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 2
-------                                                                                           REPORTED
                                                                                ------------------------------------------------
SEGMENT DATA                                                                       THREE MONTHS              TWELVE MONTHS
(Dollars in Millions)                                                              ENDED DEC. 31             ENDED DEC. 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 2002       2001(5)        2002        2001(5)
--------------------------------------------------------------------------------------------------------------------------------
NET SALES FROM CONTINUING OPERATIONS BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                                         $  343      $   327       $ 1,385      $ 1,351
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                                               80           70           320          425
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                                                --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                                                $  423      $   397       $ 1,705      $ 1,776
--------------------------------------------------------------------------------------------------------------------------------

PROFIT FROM CONTINUING OPERATIONS BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                                         $   55      $    34       $   238      $   151
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                                                3           (3)           17           12
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                                               (11)          (2)          (41)          18
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                                                $   47      $    29       $   214      $   181
--------------------------------------------------------------------------------------------------------------------------------

EBITDA(4)                                                                       $   71      $    50       $   189      $   285
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 3
-------                                                             EXCLUDING SPECIAL ITEMS (SEE TABLES 6 & 7)
                                                         -----------------------------------------------------------------------
SEGMENT DATA                                                   THREE MONTHS                          TWELVE MONTHS
(Dollars in Millions)                                          ENDED DEC. 31                         ENDED DEC. 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                              PRO FORMA                              PRO FORMA
                                                         2002     2001(5)     2001(5)(6)     2002         2001(5)    2001(5)(6)
--------------------------------------------------------------------------------------------------------------------------------
NET SALES FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                  $ 343     $ 327        $  327      $ 1,385       $ 1,351      $ 1,351
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                       80        70            70          320           425          425
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                        --        --            --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                         $ 423     $ 397        $  397      $ 1,705      $  1,776      $ 1,776
--------------------------------------------------------------------------------------------------------------------------------

PROFIT FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                  $  56     $  34        $   36      $   245       $   152      $   162
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                        3        (3)           (2)          17            12           17
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                        (4)       (5)           (5)         (14)          (12)         (12)
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                         $  55     $  26        $   29      $   248       $   152      $   167
--------------------------------------------------------------------------------------------------------------------------------

Note: Depreciation and amortization(2) (3) (6)           $  23     $  25        $   22      $    90       $   112      $    97
--------------------------------------------------------------------------------------------------------------------------------

EBITDA(4)                                                $  78     $  56        $   56      $   330       $   265      $   265
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    (continued)

                                                                                   (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 4                                                            EXCLUDING SPECIAL ITEMS (SEE TABLES 6 & 7)
-------                                                                      AND DIVESTED BUSINESSES
                                                         -----------------------------------------------------------------------
SEGMENT DATA                                                     THREE MONTHS                           TWELVE MONTHS
(Dollars in Millions)                                            ENDED DEC. 31                          ENDED DEC. 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                              PRO FORMA                              PRO FORMA
                                                         2002      2001(5)    2001(5)(6)      2002        2001(5)    2001(5)(6)
--------------------------------------------------------------------------------------------------------------------------------
NET SALES FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                  $ 343     $ 327        $  327      $ 1,385       $ 1,351      $ 1,351
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                       80        70            70          320           312          312
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                        --        --            --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                         $ 423     $ 397        $  397      $ 1,705       $ 1,663      $ 1,663
--------------------------------------------------------------------------------------------------------------------------------

PROFIT FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                  $  56     $  34        $   36      $   245       $   152      $   162
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                        3        (3)           (2)          17             4            9
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                        (4)       (5)           (5)         (14)          (12)         (12)
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                         $  55     $  26        $   29      $   248       $   144      $   159
--------------------------------------------------------------------------------------------------------------------------------

Note: Depreciation and amortization(3)                   $  23     $  25        $   22      $    90       $   108      $    93
--------------------------------------------------------------------------------------------------------------------------------

EBITDA(4)                                                $  78     $  56        $   56      $   330       $   253      $   253
--------------------------------------------------------------------------------------------------------------------------------

                                                                                       (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 5                                                           PRO FORMA: EXCLUDING SPECIAL ITEMS (SEE TABLES 6 & 7),
-------                                                      DIVESTED BUSINESSES AND GOODWILL AMORTIZATION; INCLUDES THE PRO
                                                                      FORMA EFFECT OF GESM DISTRIBUTION AGREEMENT(1)
                                                             -------------------------------------------------------------------
SEGMENT DATA                                                            THREE MONTHS                      TWELVE MONTHS
(Dollars in Millions)                                                   ENDED DEC. 31                     ENDED DEC. 31
--------------------------------------------------------------------------------------------------------------------------------
                                                                    2002              2001(5)         2002              2001(5)
--------------------------------------------------------------------------------------------------------------------------------
NET SALES FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                            $  343             $   327       $  1,385           $ 1,351
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                                  80                  70            320               312
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                                   --                  --             --                --
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                                   $  423             $   397       $  1,705           $ 1,663
--------------------------------------------------------------------------------------------------------------------------------

PROFIT FROM CONTINUING OPERATIONS
BY INDUSTRY SEGMENT
--------------------------------------------------------------------------------------------------------------------------------
   Performance Products                                            $   56             $    33       $    240           $   147
--------------------------------------------------------------------------------------------------------------------------------
   Engineered Materials and Additives                                   3                  (2)            17                 9
--------------------------------------------------------------------------------------------------------------------------------
   Reconciling Items                                                   (4)                 (8)           (18)              (27)
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                                   $   55             $    23       $    239           $   129
--------------------------------------------------------------------------------------------------------------------------------

Note: Depreciation and amortization(3)                             $   23             $    22       $     90           $    93
--------------------------------------------------------------------------------------------------------------------------------

EBITDA(4)                                                          $   78             $    50       $    321           $   223
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    (continued)

                                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 6
-------
REPORTED TO RECURRING PRO FORMA RECONCILIATION
DECEMBER 31, 2002                                               THREE MONTHS                           THREE MONTHS
(Dollars in Millions, except per share)                      ENDED DEC. 31, 2002                   ENDED DEC. 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                                          NET       BASIC                      NET         BASIC
                                                        INCOME    & DILUTED                  INCOME      & DILUTED
                                                        (LOSS)       EPS        EBITDA       (LOSS)         EPS        EBITDA
--------------------------------------------------------------------------------------------------------------------------------
AS REPORTED                                              $  10     $  0.09      $   71      $     0       $  0.00      $    50
--------------------------------------------------------------------------------------------------------------------------------
Total discontinued operations                               --          --          --          (19)        (0.18)          --
--------------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in
accounting principle, net of tax                            --          --          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before discontinued operations
and change in accounting principle                       $  10     $  0.09      $   71       $  (19)      $ (0.18)     $    50
--------------------------------------------------------------------------------------------------------------------------------

SPECIAL ITEMS(7)
--------------------------------------------------------------------------------------------------------------------------------
   Restructuring costs                                   $   4     $  0.04      $    6       $    3       $  0.03      $     5
--------------------------------------------------------------------------------------------------------------------------------
   Asset impairments                                         1        0.01           1           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
   Debt prepayment penalties and write off
   of debt issuance costs                                    1        0.01           1           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
   Other                                                    (1)      (0.01)         (1)          --            --            1
--------------------------------------------------------------------------------------------------------------------------------
Sub-Total                                                $   5     $  0.05      $    7       $    3       $  0.03      $     6
--------------------------------------------------------------------------------------------------------------------------------
PRO FORMA ITEMS RELATED TO
DISCONTINUED OPERATIONS(1) (7)
--------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                         --          --          --       $   17       $  0.16           --
--------------------------------------------------------------------------------------------------------------------------------
   Distribution Agreement                                   --          --          --           (2)        (0.02)          (3)
--------------------------------------------------------------------------------------------------------------------------------
   Corporate Costs                                          --          --          --           (2)        (0.02)          (3)
--------------------------------------------------------------------------------------------------------------------------------
Sub-Total                                                   --          --          --       $   13       $  0.12      $    (6)
--------------------------------------------------------------------------------------------------------------------------------
Pro Forma adjustment to remove goodwill
amortization(2)                                             --          --          --            3          0.03           --
--------------------------------------------------------------------------------------------------------------------------------

Adjustment for unusual tax rate items(8)                 $   1     $  0.01          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------

RECURRING PRO FORMA(1)                                   $  16     $  0.15      $   78       $    0       $  0.00      $    50
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    (continued)


                                                                                   (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------
TABLE 7
-------
REPORTED TO RECURRING PRO FORMA RECONCILIATION
DECEMBER 31, 2002                                               TWELVE MONTHS                         TWELVE MONTHS
(Dollars in Millions, except per share)                      ENDED DEC. 31, 2002                   ENDED DEC. 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                                           NET      BASIC                     NET          BASIC
                                                         INCOME   & DILUTED                  INCOME      & DILUTED
                                                         (LOSS)      EPS        EBITDA       (LOSS)         EPS        EBITDA
--------------------------------------------------------------------------------------------------------------------------------
AS REPORTED                                              $ (616)   $ (5.65)     $  189       $  (58)      $ (0.54)     $   285
--------------------------------------------------------------------------------------------------------------------------------
Total discontinued operations                               199       1.83          --          (48)        (0.44)          --
--------------------------------------------------------------------------------------------------------------------------------
Cumulative effect of change in
accounting principle, net of tax                            368       3.37          --           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) before discontinued operations
and change in accounting principle                       $  (49)   $ (0.45)     $  189       $ (106)      $ (0.98)     $   285
--------------------------------------------------------------------------------------------------------------------------------

SPECIAL ITEMS(7)
--------------------------------------------------------------------------------------------------------------------------------
   Restructuring costs                                   $   14    $  0.13      $   22       $   36       $  0.33      $    56
--------------------------------------------------------------------------------------------------------------------------------
   Asset impairments                                          5       0.05           7           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
   Asbestos                                                  42       0.39          65           --            --           --
--------------------------------------------------------------------------------------------------------------------------------
   Debt prepayment penalties and write off
   of debt issuance costs                                    29       0.26          44            3          0.03            5
--------------------------------------------------------------------------------------------------------------------------------
   Other gains and losses, net related to
   divested businesses                                       (1)     (0.01)         (1)         (47)        (0.43)         (86)
--------------------------------------------------------------------------------------------------------------------------------
   Other                                                      3       0.03           4           (4)        (0.04)          (7)
--------------------------------------------------------------------------------------------------------------------------------
Sub-Total                                                $   92    $  0.85      $  141       $  (12)      $ (0.11)     $   (32)
--------------------------------------------------------------------------------------------------------------------------------
PRO FORMA ITEMS RELATED TO
DISCONTINUED OPERATIONS(1) (7)
--------------------------------------------------------------------------------------------------------------------------------
   Interest Expense                                      $   17    $  0.15          --       $   83       $  0.76           --
--------------------------------------------------------------------------------------------------------------------------------
   Distribution Agreement                                    (3)     (0.03)         (5)         (10)        (0.09)         (15)
--------------------------------------------------------------------------------------------------------------------------------
   Corporate Costs                                           (3)     (0.03)         (4)         (10)        (0.09)         (15)
--------------------------------------------------------------------------------------------------------------------------------
Sub-Total                                                $   11    $  0.09      $   (9)      $   63       $  0.58      $   (30)
--------------------------------------------------------------------------------------------------------------------------------
Pro Forma adjustment to remove goodwill
amortization(2)                                              --         --          --           15          0.14           --
--------------------------------------------------------------------------------------------------------------------------------

Adjustment for unusual tax rate items(8)                 $   15    $  0.14          --       $   44       $  0.41           --
--------------------------------------------------------------------------------------------------------------------------------

RECURRING PRO FORMA(1)                                   $   69    $  0.63      $  321       $    4       $  0.04      $   223
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    (continued)

(1) The continuing businesses include Pulp and Paper, Aqualon, FiberVisions and Pinova. Unaudited pro forma profit from operations and EBITDA (earnings before interest, taxes, depreciation and amortization) exclude special items, divested businesses and goodwill amortization and includes the pro forma effects of the General Electric Specialty Materials "GESM" distribution agreement, which became effective on April 29, 2002. For purposes of the segment result discussion, the pro forma presentation for 2001 has also been adjusted to exclude the amortization of goodwill consistent with the application of Statement of Financial Accounting Standards No. 142 (SFAS 142), which was adopted effective January 1, 2002.

     As a result of the BetzDearborn Water Treatment Business divestiture and corresponding debt repayment, there are certain costs that Hercules will no longer incur. Primarily, these costs are related to ESOP expense and certain corporate costs for personnel who supported the Water Treatment Business. Had these costs not existed in the three and twelve months ended December 31, 2001, profit and EBITDA from continuing operations would be higher by $3 million and $15 million, respectively. Had these costs not existed in the first quarter 2002, profit and EBITDA from continuing operations would be higher by $4 million.

     Includes pro forma adjustment to interest expense to reflect paydown of debt with proceeds from BetzDearborn water treatment business divestiture.

(2) In accordance with the adoption of SFAS 142, the results for 2002 exclude amortization of goodwill and indefinite-lived intangibles. The three and twelve months ended December 31, 2001 include $3 million and $15 million, respectively, of amortization for goodwill and indefinite-lived intangibles.

(3) Net of amortization of debt issuance costs.

(4) Calculated as income from continuing operations before taxes plus interest expense, preferred security distributions, depreciation and amortization, net of amortization of debt issuance costs.

(5) Reclassified to conform to current year presentations.

(6) Pro forma results exclude amortization of goodwill and indefinite-lived intangibles as if SFAS No. 142 had been adopted on January 1, 2001.

(7) Special and pro forma items have been taxed at the federal statutory tax rate.

(8) Adjustment for unusual tax rate items normalizes the taxes on recurring operations to the federal statutory tax rate.